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                                MFS RESEARCH FUND

                      Supplement to the Current Prospectus



         During the period from January 15, 1996 through February 29, 1996 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay Invest 100% of the applicable sales charge on sales of Class A shares of the Fund sold by Invest during the Sales Period.

                The date of this Supplement is January 15, 1996.